SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2004

BRUNSWICK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-01043 (Commission File Number)	36-0848180 (IRS Employer Identification No.)

1 N. Field Court
Lake Forest, IL 60045-4811
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated April 19, 2004, of Brunswick Corporation.

Item 12. Results of Operations and Financial Condition

On April 19, 2004, Brunswick Corporation announced new earnings estimates for the first quarter of 2004 and the full year. The news release issued by Brunswick announcing these estimated earnings is incorporated herein by reference, and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Page - 1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2004

Brunswick Corporation
By:	/s/ Marschall I. Smith Marschall I. Smith Vice President, General Counsel and Secretary

Page - 2

INDEX TO EXHIBITS

99.1	Press Release, dated April 19, 2004, of Brunswick Corporation.

Page - 3